Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-43531) pertaining to the Community West Bancshares 1997 Stock Option Plan of our report dated February 26, 2003, with respect to the consolidated financial statements and schedules of Community West Bancshares included in the Form 10-K for the year ended December 31, 2002.




     /s/  Ernst  &  Young  LLP
Los  Angeles,  California
March  28,  2003


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